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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 29, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-7598                  94-2359345
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(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                Number)              Identification No.)

        3100 Hansen Way, Palo Alto, CA                          94304-1030
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    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officer.

     On August 30, Varian Medical Systems, Inc. (the "Company") issued a press release regarding Varian Medical Systems Announces Board Appointments. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

     On August 29, 2005, the Board of Directors of the Company (the "Board") expanded the number of directors serving on the Board by two seats and appointed Timothy E. Guertin, President and Chief Operating Officer of the Company, and Kent J. Thiry, Chairman and Chief Executive Officer of DaVita Inc., as directors to fill the vacant seats.

     Mr. Guertin was named President and Chief Operating Officer of the Company in August, 2005. Prior to that, he was Executive Vice President and Chief Operating Officer of the Company from January, 2005 to August, 2005 and, before that, he had been Executive Vice President and President of the Oncology Systems business unit of the Company since 1990.

     Mr. Thiry has been the Chairman and Chief Executive Officer of DaVita Inc., a leading provider of dialysis services, since October, 1999. Prior to joining DaVita Inc., he was Chairman and Chief Executive Officer of Vivra Holdings, Inc.

     Both Mr. Guertin and Mr. Thiry will serve on the Board's Strategy and Technology Committee.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated August 30, 2005 regarding Varian Medical Systems Announces Board Appointments.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Varian Medical Systems, Inc.


                                        By:    /s/ JOHN W. KUO
                                               ---------------------------------
                                        Name:  John W. Kuo
                                        Title: Corporate Vice President, General
                                               Counsel and Corporate Secretary

Dated: August 30, 2005

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                                  EXHIBIT INDEX

Number                              Exhibit
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 99.1     Press Release dated August 30, 2005 regarding Varian Medical Systems
          Announces Board Appointments.

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